UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted

by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Rule 14a-12

AGERE SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Agere Systems Inc. has prepared the following materials regarding the Agreement and Plan of Merger, dated December 3, 2006, by and among LSI Logic Corporation, Atlas Acquisition Corp. and Agere Systems Inc. Agere Systems Inc. plans to use the following materials, or portions thereof, in presentations to and meetings with stockholders, employees, customers and other parties from and after the date of this filing.

Agere – LSI Merger Update

January 25, 2007

Additional Information Regarding the Merger

This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere Systems Inc. ("Agere") and LSI Logic Corporation ("LSI"). In
connection with the proposed transaction, LSI has filed with the Securities and Exchange
Commission (the "SEC") a Registration Statement on Form S-4 (the "Registration Statement"),
which includes a preliminary proxy-statement/prospectus and related materials to register the shares of LSI common stock to be issued in the merger, and LSI and Agere plan to file with the
SEC and mail to their respective stockholders a definitive Joint Proxy Statement/Prospectus relating to the proposed transaction. THE REGISTRATION STATEMENT CONTAINS, AND THE
JOINT PROXY STATEMENT/PROSPECTUS WHEN AVAILABLE WILL CONTAIN, IMPORTANT
INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION
STATEMENT, AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN AVAILABLE,
CAREFULLY.

Investors and security holders may obtain free copies of the Registration Statement, the Joint Proxy
Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at http://www.sec.gov. In addition, free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents may be obtained on the Agere website at http://www.agere.com and on the LSI website at http://www.lsi.com. The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 1110
American Parkway N.E., Allentown, Pennsylvania 18109 and from LSI by directing such request to
Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The
contents of the websites referenced above are not deemed to be incorporated by reference into the
Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the
Joint Proxy Statement/Prospectus.

Additional Information Regarding the Merger (cont’d)

Cautionary Statement Regarding Forward-Looking
Statements

This document contains forward-looking statements within the meaning of the "safe harbor"
provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction;
the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated.

In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees;
and other economic, business, competitive, and/or regulatory factors affecting the businesses of
LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the "Risk Factors" and "Management's Discussion and
Analysis of Financial Condition and Results of Operations" sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

Cautionary Statement Regarding Forward-Looking
Statements (cont’d)

Abhi Talwalker
President and CEO
Denis Regimbal
Mobility Group
Umesh Padval
Consumer Products Group
Rudy Stroh
Storage Peripherals Group
Jeff Richardson
Network & Storage Products Group
Phil Bullinger
Engenio Storage Group
Andy Micallef
Worldwide Manufacturing Operations
Bryon Look
Chief Financial Officer
Jon Gibson
Human Resources
Jean Rankin
Legal
Phil Brace
Corporate Planning & Marketing
Sujal Shah
Investor Relations

agere

The New LSI Leadership Team

Transaction Overview

1 Based on closing stock price of LSI on 12/01/2006

2 Based on shares outstanding prior to merger announcement

Approval by LSI and Agere shareholders, customary closing
conditions and regulatory approvals

Conditions

Shareholder vote scheduled on March 29th, with closing expected shortly thereafter assuming all regulatory approvals are obtained

Anticipated Close

Jim Keyes, Non-Executive Chairman

9 directors; 6 designated by LSI and 3 designated by Agere

Board of
Directors

Abhi Talwalkar, President & CEO

Bryon Look, CFO

Leadership

52% LSI shareholders; 48% Agere shareholders2

Pro Forma
Ownership

Stock-for-stock transaction valued at approximately $4B1

Consideration

Each share of Agere will be exchanged for 2.16
LSI shares

Terms

$500M stock repurchase program authorized

Stock
Repurchase

Merger Milestones

Dec. 4

Announced plans to merge Agere and LSI Logic

Dec. 22

LSI filed registration statement including preliminary
joint proxy statement prospectus with SEC

Jan. 3

Announced new leadership team

Jan. 17

U.S. anti-trust waiting period expired with no request
for additional information

March 29

Agere and LSI shareholder meetings to be held

Expect to close shortly thereafter assuming all
regulatory approvals are obtained

The Right Combination at the Right Time

Committed to increasing shareholder value

*

*

$1.4B in combined cash with almost $700M in net cash*

Balance Sheet

Expected to be meaningfully accretive to LSI’s non-GAAP EPS in 2008

  - Before the effect of any share repurchases

Shareholder
Value

Substantial cost savings in calendar year 2007

Annualized cost savings of at least $125M in 2008

Increased efficiencies in manufacturing and operating expenses

Operational
Efficiencies

The new LSI is better positioned to deliver sustainable long-term revenue growth with multiple growth engines

Revenue Growth

* Based on balance sheets for the quarters ended September 2006 as adjusted to reflect LSI’s subsequent redemption of $272M of convertible notes

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agere

Highly Complementary Strategic Fit

Small/Medium Business

Enterprise Connectivity

Media Processing

Consumer
$644M

Combined

Network

$863M

Storage

$2.0B

Market Focus

SAN Semi

HDD Semi

Strength

Agere

LSI

Business Segment

GPRS/EDGE/3G

Wired/Wireless Public Infrastructure

Server & Storage Semi

Storage Systems

*

*

*

* Total combined revenue from last 4 quarters ending Sept’06

Strategic Rationale for Combination

Multiple revenue streams

Sizable synergies of at least $125M/year

Expected to be meaningfully accretive to non-GAAP EPS in ’08*

Strengthen

Financials

Storage: Grow within and beyond the enterprise

Networking: Expand quality of service into the premise

Mobility: Grow from a solid GPRS/EDGE base

Entertainment CE: Expand media processing strength

Grow

Revenue

Engines

Customers: Increasing value in focus markets

IP: >10,000 issued  and pending US patents combined

Talent: >4,200 combined engineers with >1,700 PhD’s & MSEE’s

Extend

Industry

Leadership

Creating a storage, networking and consumer powerhouse

* CY 2008

Progress

Agere has made great strides

We focused our resources on the markets where we have the technology and customers to win

We energized our three businesses

We implemented a process to reduce costs

As a result, we have improved profitability and have a solid baseline of products and design wins to generate future revenue growth

Customers are confident in our ability to deliver on our
commitments, and we have grown share at major accounts

Validation of our efforts is our merger agreement with LSI – the combined company will be a powerhouse in the marketplace